UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

 Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 301 Englewood, CO 80112
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2018, Gevo, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment and restatement of the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan was amended primarily to (1) increase the number of authorized shares under the 2010 Plan by a number equal to 20% of the outstanding shares of the Company’s common stock as of June 15, 2018 and (2) make certain other changes to the 2010 Plan. The 2010 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2010 Plan are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2018 (the “Proxy Statement”). The summaries of the 2010 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2010 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 30, 2018, the Company held the Annual Meeting in Englewood, Colorado. At the Annual Meeting, the Company’s stockholders voted on, and approved, the following proposals:

Proposal No. 1 — Election of two Class II directors to hold office until the 2021 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withhold	Broker Non-Votes
Andrew J. Marsh	4,738,163	821,366	11,048,470
Johannes Minho Roth	4,661,245	898,284	11,048,470

Proposal No. 2 — Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company's common stock, par value $0.01 per share, by a ratio of not less than one-for-two and not more than one-for-twenty at any time on or prior to June 5, 2018, with the exact ratio to be set at a whole number within this range by the Board of Directors of the Company in its sole discretion.

For	Against	Abstain	Broker Non-Votes
11,934,844	4,526,653	146,502	—

Proposal No. 3 — Approval of an amendment and restatement of the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
3,377,807	1,851,921	328,801	11,048,470

Proposal No. 4 — Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
14,620,520	1,793,733	193,746

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: May 30, 2018	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary